UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2026

ALDABRA 4 LIQUIDITY OPPORTUNITY VEHICLE, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43063	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3725 Leafy Way Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

(305) 230-4002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ALOVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ALOV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ALOVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2026, the registration statement on Form S-1 (File No. 333-292418) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of Aldabra 4 Liquidity Opportunity Vehicle, Inc., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On January 23, 2026, the Company consummated the Offering of 30,015,000 units, including 3,915,000 units issued pursuant to the exercise of the underwriters’ over-allotment option in full (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated January 21, 2026, between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the underwriters named therein (the “Representatives”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

•	A Warrant Agreement, dated January 21, 2026, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

•	A Letter Agreement, dated January 21, 2026, between the Company and Aldabra 4 LOV Sponsor Partnership, LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

•	A Letter Agreement, dated January 21, 2026, among the Company, its directors and officers and A4 Employee Partnership, LLC (“A4”), a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated January 21, 2026, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

•	A Registration Rights Agreement, dated January 21, 2026, among the Company and certain security holders, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated January 21, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated January 21, 2026, among the Company and the underwriters, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference;

•	An Administrative Services Agreement, dated January 21, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference; and

•	Indemnity Agreements, each dated January 21, 2026, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.8 to this Report and incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

On January 23, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 3,126,666 warrants to the Sponsor and an aggregate of 1,740,000 warrants to the underwriters (collectively, the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $7,300,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that so long as they are held by the initial purchasers or their permitted transferees, they (i) may not (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) are entitled to registration rights and (iii) with respect to Private Placement Warrants held by the Representatives and/or their designees, will not be exercisable more than five years from the commencement of sales in the Offering in accordance with FINRA Rule 5110(g)(8).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 21, 2026, the following individuals were appointed to the board of directors of the Company: Ana Dutra, Jonathan Intrater and Carl Schecter. Accordingly, effective as of January 21, 2026, the Company’s board of directors is comprised of the following individuals: Nathan Leight, Neal Yanofsky, Ana Dutra, Jonathan Intrater and Carl Schecter. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On January 21, 2026, the Company entered into the Indemnity Agreements with each of Nathan Leight, Neal Yanofsky, Irina O’Berry, Stephen Schifrin, Robert Plotkin, Ana Dutra, Jonathan Intrater and Carl Schecter, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of the Indemnity Agreements is qualified in its entirety by reference to the full text of the form of Indemnity Agreement filed as Exhibit 10.8 to this Report, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2026, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 200,000,000 Class A Ordinary Shares, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

A total of $300,150,000 ($10.00 per Unit) of the net proceeds from the Offering and the Private Placement, which amount includes $12,789,000 in deferred underwriting commissions, was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of all of the Ordinary Shares included in the Units sold in the Offering (“public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the Offering or such later time as the shareholders of the Company may approve in accordance with the Amended Articles, subject to applicable law, and (c) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Amended Articles (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On January 21, 2026, the Company issued a press release announcing the pricing of the Offering, and on January 23, 2026, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 21, 2026, between the Company and Cantor.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated January 21, 2026, between the Company and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated January 21, 2026, between the Company and the Sponsor.
10.2	Letter Agreement, dated January 21, 2026, among the Company, its directors and officers and A4.
10.3	Investment Management Trust Agreement, dated January 21, 2026, between the Company and Continental Stock Transfer & Trust Company.
10.4	Registration Rights Agreement, dated January 21, 2026, among the Company and certain security holders.
10.5	Private Placement Warrants Purchase Agreement, dated January 21, 2026, between the Company and the Sponsor.
10.6	Private Placement Warrants Purchase Agreement, dated January 21, 2026, among the Company and the underwriters.
10.7	Administrative Services Agreement, dated January 21, 2026, between the Company and the Sponsor.
10.8	Form of Indemnity Agreement (incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-292418), filed with the SEC on December 23, 2025).
99.1	Press Release, dated January 21, 2026.
99.2	Press Release, dated January 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDABRA 4 LIQUIDITY OPPORTUNITY VEHICLE, INC.

By:	/s/ Neal Yanofsky
Name: Neal Yanofsky
Title: Chief Executive Officer

Date: January 27, 2026